                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

              TO TENDER SHARES OF CLASS A AND CLASS B COMMON STOCK
                                       OF
                            CENTRAL NEWSPAPERS, INC.

                      PURSUANT TO THE OFFER TO PURCHASE BY
                      PACIFIC AND SOUTHERN INDIANA CORP.,
                       A SUBSIDIARY OF GANNETT CO., INC.

                               DATED JULY 3, 2000

         --------------------------------------------------------------

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
         NEW YORK CITY TIME, ON MONDAY, JULY 31, 2000, UNLESS EXTENDED
       (SUCH DATE, AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE").
         --------------------------------------------------------------

                        The Depositary for the Offer is:

                          NORWEST BANK MINNESOTA, N.A.

                           By Facsimile Transmission:
                       (for Eligible Institutions only):
                                 (651) 450-4163

                             Confirm by Telephone:
                                 (651) 450-4110

     By Overnight Courier:                  By Mail:                         By Hand:
  Norwest Shareowner Services      Norwest Shareowner Services      Norwest Shareowner Services
     161 Concord Exchange                P.O. Box 64858                161 Concord Exchange
 South St. Paul, MN 55075-1139       St. Paul, MN 55164-0858       South St. Paul, MN 55075-1139
Attn: Reorganization Department  Attn: Reorganization Department  Attn: Reorganization Department

                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN
      ADDRESS OTHER THAT THE ADDRESS OF THE DEPOSITARY AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY
       TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed by stockholders of Central Newspapers, Inc. if certificates representing shares ("Share Certificates") of either Class A Common Stock, no par value (the "Class A Common Stock") or Class B Common Stock, no par value (the "Class B Common Stock" and together with the Class A Common Stock, the "Company Common Stock") are being tendered herewith according to the procedures set forth in the Offer to Purchase dated July 3, 2000 (the "Offer to Purchase"). This Letter of Transmittal is to be used by holders if (i) Share Certificates evidencing Company Common Stock are to be physically delivered herewith, (ii) delivery of shares of Class A Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase and the Instructions, below, or (iii) tender of the shares of Company Common Stock is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase.

     Please print the name(s) and address(es) of the registered holder(s) of the Company Common Stock in Box 1, below, if they are not already set forth therein, as they appear on the Share Certificates representing such shares. The certificate numbers and the number of shares represented by such certificates that are being tendered also should be indicated in Box 1. Unless otherwise indicated, it will be assumed that all shares of Company Common Stock evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

--------------------------------------------------------------------------------

                                     BOX 1
                DESCRIPTION OF SHARES OF COMPANY STOCK TENDERED
--------------------------------------------------------------------------------


 IF BLANK,
  PLEASE
   PRINT
NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED
HOLDER(S),
EXACTLY AS                           NUMBER OF        NUMBER OF
  NAME(S)                            SHARES OF        SHARES OF
 APPEAR(S)                            CLASS A          CLASS B
    ON              CERTIFICATE     COMMON STOCK    COMMON STOCK
CERTIFICATE(S)*     NUMBER(S)*        TENDERED         TENDERED
----------------------------------------------------------------

            ----------------------------------------------------
            ----------------------------------------------------
            ----------------------------------------------------
            ----------------------------------------------------
            ----------------------------------------------------

----------------------------------------------------------------
  Total Number of
     Shares
-----------------------------------------------------

* Need not be completed by stockholders delivering shares of Company Stock by book-entry transfer.

     Holders of Class A Common Stock may tender their shares by book-entry transfer by crediting their shares to the Depositary's account at the Depository Trust Company ("DTC") in accordance with DTC's automated tender offer program and by complying with applicable automated tender offer program procedures with respect to the Offer. Participants that are accepting the Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Depositary's account. DTC then will send a computer-generated message (an "Agent's Message") to the Depositary in which the holder of the shares acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the Participant confirms on behalf of itself and the beneficial owners of such shares all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal. Delivery of the Agent's Message to the Depositary will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.
         --------------------------------------------------------------
                                     BOX 2
                          TENDER OF SHARE CERTIFICATES

   [ ]  CHECK HERE IF SHARE CERTIFICATES ARE ENCLOSED HEREWITH.

   [ ] *CHECK HERE IF SHARES OF CLASS A COMMON STOCK ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   --------------------------------------------------------------------------

   Account Number:
   --------------------------------------------------------------------------

   Transaction Code Number:
   --------------------------------------------------------------------------

   *ONLY HOLDERS OF CLASS A COMMON STOCK ARE ELIGIBLE TO USE BOOK-ENTRY TRANSFER PROCEDURES. HOLDERS OF CLASS B COMMON STOCK MUST PHYSICALLY DELIVER THEIR SHARE CERTIFICATES.
         --------------------------------------------------------------

     Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares of Company Common Stock may do so by completing Box 3 below and complying with the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2 below.

         --------------------------------------------------------------
                                     BOX 3
         TO BE USED IF SHARE CERTIFICATES ARE NOT SURRENDERED HEREWITH

   [ ] CHECK HERE IF SHARES OF COMPANY STOCK ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. PLEASE ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY, AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s):
   --------------------------------------------------------------------------
   Window Ticket Number (if any):
   --------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------------------------
   Name of Institution that Guaranteed Delivery:
   --------------------------------------------------------------------------
         --------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Pacific and Southern Indiana Corp., an Indiana corporation ("Purchaser") and a subsidiary of Gannett Co., Inc., a Delaware corporation ("Parent"), the shares of Class A Common Stock and/or Class B Common Stock listed in Box 1, above, of Central Newspapers, Inc., an Indiana corporation (the "Company"), pursuant to Purchaser's offer to purchase any and all shares of Class A Common Stock at $64.00 per share and any and all shares of Class B Common Stock at $6.40 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of shares of Company Stock tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer, and subject to, and effective upon, acceptance for payment of shares of Company Stock tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of, Purchaser all right, title and interest in and to all shares of Company Stock that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares of Company Stock) and rights declared, paid or distributed in respect of such shares of Company Stock on or after June 28, 2000, other than customary, quarterly cash dividends payable on or prior to the Expiration Date (collectively, "Distributions"). Subject to and effective upon acceptance of payment of the shares tendered herewith, the undersigned hereby irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Company Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such shares of Company Stock (and all Distributions), or transfer ownership of such shares of Company Stock (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such shares of Company Stock (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Company Stock (and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal or delivering an Agent's Message in lieu of this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser and Parent and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all shares of Company Stock tendered hereby that have been accepted for payment by Purchaser prior to the time of such vote or other action and all shares of Company Stock and other securities issued in Distributions in respect of such shares of Company Stock, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in shares of Company Stock tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such shares of Company Stock by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such shares of Company Stock (and all shares of Company Stock and other securities issued in Distributions in respect of such shares of Company Stock), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for shares of Company Stock or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such shares of Company Stock for payment, Purchaser must be able to exercise full voting and other rights with respect to such shares of Company Stock (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer shares of Company Stock tendered hereby and all Distributions, that when such shares of Company Stock are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of Company Stock and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of shares of Company Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of shares of Company Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of shares of Company Stock tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of shares of Company Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such shares of Company Stock for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Unless otherwise indicated below in Box 4, please issue the check for the purchase price of all shares of Company Stock purchased and return all Share Certificates evidencing shares of Company Stock not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above in Box 1, above. Similarly, unless otherwise indicated in Box 5, below, please mail the check for the purchase price of all shares of Company Stock purchased and return all Share Certificates evidencing shares of Company Stock not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in Box 1 above. In the event that Boxes 4 and 5 are both completed, please issue the check for the purchase price of all shares of Company Stock purchased and return all Share Certificates evidencing shares of Company Stock not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in Box 4, please credit any shares of Company Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of Company Stock from the name of the registered holder(s) thereof if Purchaser does not accept for payment any shares of Company Stock tendered hereby.

         --------------------------------------------------------------
                                     BOX 4
                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
                              (SEE INSTRUCTION 7)

  To be completed ONLY if the check for the purchase price of Company Common Stock or Share Certificates evidencing shares of Company Common Stock not tendered or not purchased are to be issued in the name of someone other than the undersigned. (NOTE: The person named must be the person who completes the substitute Form W-9.)

Issue the check and/or Share Certificate(s) to:

Name:
------------------------------------------------------
                                 (PLEASE PRINT)

Address:
------------------------------------------------------

          ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)
------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

         --------------------------------------------------------------
         --------------------------------------------------------------
                                     BOX 5
                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 7)

  To be completed ONLY if the check for the purchase price of Company Common Stock or Share Certificates evidencing shares of Company Common Stock not tendered or not purchased are to be mailed to someone other than the undersigned at the address listed in Box 1 above.
(NOTE: The person named must be the person who completes the substitute Form
W-9.)

Mail the check and/or Share Certificate(s) to:

Name:
------------------------------------------------------
                                 (PLEASE PRINT)

Address:
------------------------------------------------------

          ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

[ ] Check this box if this is a permanent change of address.
         --------------------------------------------------------------

         --------------------------------------------------------------

                                     BOX 6
                             HOLDER(S) SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
--------------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
     (Signature(s) of registered holder(s) or Authorized Signatory(ies))

   (NOTE: MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS ITS (THEIR) NAME(S) APPEAR(S) ON THE SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S), EVIDENCE OF WHICH AUTHORIZATION MUST BE TRANSMITTED WITH THIS LETTER OF TRANSMITTAL. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST COMPLETE THE INFORMATION BELOW. SEE INSTRUCTION 5).

   Name(s):
   --------------------------------------------------------------------------

   Capacity:
   --------------------------------------------------------------------------

   Street Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                    (include Zip Code)

   Area Code and Telephone Number:
   --------------------------------------------------------------------------

   Tax Identification or Social Security Number:
   --------------------------------------------------------------------------

                              Signature Guarantee
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW
         --------------------------------------------------------------

         --------------------------------------------------------------

                                      BOX 7
                              (SEE INSTRUCTION 9)

         --------------------------------------------------------------

                  PAYER'S NAME:  NORWEST BANK MINNESOTA, N.A.
--------------------------------------------------------------------------------



                                       NAME (IF JOINT NAMES, LIST FIRST AND CIRCLE THE NAME OF THE PERSON OR ENTITY WHOSE NUMBER
  SUBSTITUTE                           YOU ENTER IN PART 1 BELOW. SEE INSTRUCTIONS IF YOUR NAME HAS CHANGED)
                                       -----------------------------------------------------------------------------------------
                                       ADDRESS
  FORM W-9                           -----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY           CITY, STATE AND ZIP CODE
  INTERNAL REVENUE SERVICE           -----------------------------------------------------------------------------------------
                                       LIST ACCOUNT NUMBER(S) HERE (OPTIONAL)
                                     ------------------------------------------------------------------------------------------
                                       PART 1 -- PLEASE PROVIDE YOUR TAXPAYER                     SOCIAL SECURITY NUMBER
                                       IDENTIFICATION NUMBER ("TIN") IN THE BOX AT                          OR
                                       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                       TIN
                                                                                              ------------------------------
                                     ------------------------------------------------------------------------------------------
                                       PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE PROVISIONS
                                       OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE NOT BEEN
                                       NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                                       INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE
                                       NO LONGER SUBJECT TO BACKUP WITHHOLDING.
                                                                                                  NOT SUBJECT TO WITHHOLDING [ ]
  ------------------------------------------------------------------------------------------------------------------------------


  PAYOR'S REQUEST FOR TIN            CERTIFICATION -- UNDER THE PENALTY OF PERJURY, I CERTIFY            PART 3 --
                                     THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,             Awaiting TIN  [ ]
                                     CORRECT, AND COMPLETE.

                                     SIGNATURE                         DATE
                                              ------------------------     ----------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

  SIGNATURE
------------------------------------------------------------------------------

  DATE
------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of shares of Company Stock (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Company Stock) tendered hereby and such holder(s) has (have) not completed the Boxes 4 or 5 entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" on the reverse hereof or (ii) such shares of Company Stock are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered shares of Company Stock, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares of Company Stock delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Company Stock pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered shares of Company Stock in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares of Company Stock delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in
Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares of Company Stock will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof) or delivery of an Agent's Message in lieu thereof, all tendering stockholders waive any right to receive any notice of the acceptance of their shares of Company Stock for payment.

     3. INADEQUATE SPACE. If the space provided in Box 1, above, is inadequate, the Share Certificate numbers, the number of shares of Company Stock evidenced by such Share Certificates and the number of shares of Company Stock tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (not applicable to stockholders who tender by book-entry transfer). If fewer than all shares of Company Stock evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Company Stock that are to be tendered in Box 1 and specify whether Class A Common Stock or Class B Common Stock. In such cases, new Share Certificate(s) evidencing the remainder of shares of Company Stock that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Company Stock evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of shares of Company Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such shares of Company Stock without alteration, enlargement or any other change whatsoever.

     If any shares of Company Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any shares of Company Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Company Stock.

     If this Letter of Transmittal is signed by the registered holder(s) of shares of Company Stock tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing shares of Company Stock not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of shares of Company Stock tendered hereby, the Share Certificate(s) evidencing shares of Company Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any shares of Company Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Company Stock purchased is to be made to, or Share Certificate(s) evidencing shares of Company Stock not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such shares of Company Stock purchased, unless evidence satisfactory to Purchaser of the payment of such taxes (including transfer tax stamps affixed to the Share Certificates), or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

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     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.  Box 4 must be completed if a check for the purchase price of any shares of Company Stock tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing shares of Company Stock not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal. Box 5 must be completed if such check or any such Share Certificate is to be sent to a person other than the signer of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in Box 1.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its respective address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided in Box 7, above, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all shares of Company Stock purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES OR, IN THE CASE OF A BOOK-ENTRY TRANSFER OF CLASS A COMMON STOCK, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

     Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth above.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered shares of Company Stock are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares of Company Stock purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a stockholder with respect to shares of Company Stock purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     WHAT NUMBER TO GIVE THE DEPOSITARY. The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of shares of Company Stock tendered hereby. If shares of Company Stock are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                          17 State Street, 10th Floor
                            New York, New York 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

July 3, 2000